                             SAN HOLDINGS, INC.
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               SAN HOLDINGS, INC.
 ................................................................................
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:
         .......................................................................
         2) Aggregate number of securities to which transaction applies:
         .......................................................................
         3) Per unit price  or other  underlying  value of transaction  computed pursuant to  Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         .......................................................................
         4) Proposed maximum aggregate value of transaction:
         .......................................................................
         5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing  for  which the  offsetting  fee was paid previously. Identify the previous filing by registration statement number,or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         .......................................................................
         2) Form, Schedule or Registration Statement No.:
         .......................................................................
         3) Filing Party:
         .......................................................................
         4) Date Filed: ........................................................

SAN Holdings, Inc.
900 W. Castleton Road, Suite 100
Castle Rock, Colorado 80104

                                                                                                                                                                                                                                             October 19, 2001

Dear SANZ Shareholder:

According to our latest records, we have not yet received your proxy for the Annual Meeting of SAN Holdings, Inc. on October 29, 2001. Time is running out! Your Board of Directors has recommended approval of all the proposals to be considered at this meeting.

Your vote is important no matter how many or how few shares you may own. Whether or not you have already done so, please sign, date and return the enclosed proxy card today in the envelope provided or you may fax your proxy back to the firm assisting us GeorgesonShareholder at (212)440-9009 and help your company avoid the expense of further solicitation.

Thank you for your cooperation.

Very truly yours,

/s/ SAN Holdings, Inc.
Board of Directors